Scudder
Ohio
Tax Free Fund

Annual Report
March 31, 1998

Pure No-Load(TM) Funds

For investors seeking double-tax-free income exempt from both Ohio and regular federal income taxes.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER       (logo)

                           Scudder Ohio Tax Free Fund

--------------------------------------------------------------------------------
Date of Inception:  5/28/87  Total Net Assets as of       Ticker Symbol:  SCOHX
                             3/31/98: $94.5 million
--------------------------------------------------------------------------------

o As of March 31, 1998, Scudder Ohio Tax Free Fund's 30-day net annualized SEC yield was 4.19%, equivalent to a 7.48% taxable yield for Ohio investors subject to the 43.95% combined federal and state income tax rate.

o For its most recent fiscal year ended March 31, 1998, Scudder Ohio Tax Free Fund posted a total return of 10.08%, compared with the 9.59% average return of 52 similar funds tracked by Lipper Analytical Services. The Fund's return placed it in the top 33% of similar funds over one-, three-, five-, and ten-year periods. See page for more information on the Fund's rankings.

o Scudder Ohio Tax Free Fund received a four-star rating from Morningstar, reflecting "above average" risk-adjusted performance through March 31, 1998.*


THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

30-Day SEC Yield on March 31, 1998

BAR CHART DATA:


       Scudder              Taxable Yield
      Ohio Tax             Needed to Equal
      Free Fund           the Fund's Yield
  -------------------------------------------

        4.19%                   7.48%



                                Table of Contents

   3  Letter from the Fund's President     19  Notes to Financial Statements
   4  Performance Update                   21  Report of Independent Accountants
   5  Portfolio Summary                    22  Tax Information
   6  Portfolio Management Discussion      22  Officers and Trustees
  10  Glossary of Investment Terms         23  Shareholder Meeting Results
  11  Investment Portfolio                 25  Investment Products and Services
  15  Financial Statements                 26  Scudder Solutions
  18  Financial Highlights


* For your information, these ratings are subject to change every month and are calculated from the Fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received four stars for three-year performance, four stars for five-year performance, and three stars for ten-year performance, and was rated among 1525, 782, and 345 municipal funds for the respective periods. Of the funds rated, 10% received five stars, 22.5% received four stars, and 35% received three stars. Past performance is no guarantee of future returns.

                         2 - Scudder Ohio Tax Free Fund

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to report to you concerning Scudder Ohio Tax Free Fund's performance over its most recent fiscal year ended March 31, 1998. In addition to the Fund's four-star Morningstar rating as of March 31 (see page 2), the Fund placed in the top 33% of similar Ohio tax free funds tracked by Lipper over one-, three-, five-, and ten-year periods as of March 31. Please read the portfolio management discussion beginning on page 6 for more information.

     As of January 1, 1998, the Fund's investment adviser changed its name to Scudder Kemper Investments, Inc., from Scudder, Stevens & Clark, Inc., pursuant to the acquisition of a majority interest in Scudder, Stevens & Clark by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc. January 1 also marked changes in your Fund's portfolio management team. Donald C. Carleton, former Lead Portfolio Manager, retired after 15 years at Scudder Kemper Investments. We thank Don for his many years of service, and we welcome the Fund's new portfolio management team: Christopher J. Mier, Lead Portfolio Manager, and Rebecca L. Wilson, Portfolio Manager, with a combined 32 years of investment industry experience.

     For those of you interested in new Scudder products, we recently introduced three industry sector funds as a part of our Choice Series: Scudder Financial Services Fund, which seeks long-term growth by investing in financial services companies in the U.S. and abroad; Scudder Health Care Fund, which seeks long-term growth from health care companies located around the world; and Scudder Technology Fund, which pursues long-term growth by investing in companies that develop, produce, or distribute technology. In addition, April 6, 1998 marked the debut of our newest entrant in the growth and income category:
Scudder Real Estate Investment Fund, investing in equity securities of companies in the real estate industry. Please see page 25 for more information on Scudder products and services.

     As always, please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your Fund. Page 26 provides more information on how to contact Scudder. Thank you for choosing Scudder Ohio Tax Free Fund to help meet your investment needs.

     Sincerely,

     /s/ Daniel Pierce

     Daniel Pierce
     President,
     Scudder Ohio Tax Free Fund


                         3 - Scudder Ohio Tax Free Fund

PERFORMANCE UPDATE as of March 31, 1998
-----------------------------------------------------------------------
Fund Index Comparisons
-----------------------------------------------------------------------
                            Total Return
-------------------------------------------
Period Ended   Growth of            Average
3/31/98         $10,000  Cumulative Annual
-------------------------------------------
Scudder Ohio Tax Free Fund
-------------------------------------------
1 Year        $ 11,008     10.08%   10.08%
5 Year        $ 13,721     37.21%    6.53%
10 Year       $ 22,031    120.31%    8.22%
-------------------------------------------
Lehman Brothers Municipal Bond Index
-------------------------------------------
1 Year        $ 11,073     10.73%   10.73%
5 Year        $ 13,911     39.11%    6.82%
10 Year       $ 22,289    122.89%    8.34%

-----------------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended March 31

Scudder Ohio Tax Free Fund
Year            Amount
-----------------------
'88            $10,000
'89            $11,082
'90            $11,947
'91            $12,993
'92            $14,204
'93            $16,056
'94            $16,455
'95            $17,577
'96            $18,957
'97            $20,014
'98            $22,031

Lehman Brothers Municipal
Bond Index
Year           Amount
---------------------
'88            $10,000
'89            $10,719
'90            $11,851
'91            $12,943
'92            $14,238
'93            $16,022
'94            $16,393
'95            $17,611
'96            $19,088
'97            $20,129
'98            $22,289

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

                           Yearly periods ended March 31

                      1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
                     --------------------------------------------------------------------------------
Net Asset Value      $11.94  $11.97  $12.14  $12.47  $13.13  $12.68  $12.77  $12.95  $12.94  $13.51
Income Dividends     $  .84  $  .82  $  .78  $  .75  $  .72  $  .70  $  .70  $  .69  $  .68  $  .68
Capital Gains
Distributions        $  .02  $  .07  $  .03  $  .03  $  .19  $  .10  $  .04  $  .12  $  .04  $  .03
Fund Total
Return (%)            10.83    7.80    8.75    9.33   13.04    2.48    6.82    7.83    5.58   10.08
Index Total
Return (%)             7.21   10.56    9.22   10.02   12.52    2.32    4.43    8.38    5.45   10.73

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the one year, five year, and ten year periods would have been lower.

                         4 - Scudder Ohio Tax Free Fund

PORTFOLIO SUMMARY as of March 31, 1998
-------------------------------
Diversification
-------------------------------
Hospital/Health             16%
Higher Education            13%
Water/Sewer Revenue         12%
Sales/Special Tax           11%
State General Obligation    10%
Core Cities/Lease            7%
School District/Lease        6%
Electric Utility Revenue     6%
Other General
Obligation/Lease             4%
Miscellaneous Municipal     15%
-------------------------------
                           100%
-------------------------------

The Fund invests in a broad
selection of Ohio tax-free bonds.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

------------------------------
Quality
------------------------------
AAA*                       50%
AA                         15%
A                          11%
BBB                        12%
Not Rated                  12%
------------------------------
                          100%
------------------------------

Weighted average quality: AA
*Includes cash equivalents

Overall portfolio quality remains
high, with over 75% of portfolio
securities rated A or better as of
March 31.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

------------------------------
Effective Maturity
------------------------------
Less than 1 year            2%
1-5 years                  33%
5-10 years                 18%
10-15 years                37%
Greater than 15 years      10%
------------------------------
                          100%
------------------------------

Weighted average effective maturity:
8.5 years

Our continuing goal is to have an
average effective maturity similar
to that of the Lehman Brothers
Municipal Bond Index, but with a
superior, call-protected structure.



For more complete details about the Fund's investment portfolio, see page 11.

                         5 - Scudder Ohio Tax Free Fund

                         Portfolio Management Discussion
Dear Shareholders,

For its most recent fiscal year ended March 31, 1998, Scudder Ohio Tax Free Fund posted a solid total return as interest rates continued a slow and steady decline against a backdrop of low inflation and healthy economic growth. The Fund's 10.08% total return for the period consisted of a $0.57 increase in net asset value to $13.51, income distributions of $0.68 per share, and a long-term capital gain distribution of $0.03 per share. This return outpaced the 9.59% average of 52 similar funds tracked by Lipper over the 12-month period. In addition, the Fund's return placed it in the top 33% of similar funds over one-, three-, five-, and ten-year periods ended March 31, 1998.

On March 31, 1998, the Fund's 30-day net annualized SEC yield was 4.19%, equivalent to a taxable yield of 7.48% for shareholders subject to the 43.95% maximum combined state and federal income tax rate. The Fund's tax equivalent yield is significantly higher than current yields available from taxable investments of similar maturity and credit quality.

                                  Ohio Update

The State of Ohio is enjoying strong economic growth. Ohio is close to recording its fifth consecutive operating surplus in its General Fund, and the State's primary revenue sources, income taxes and sales taxes, are ahead of estimates for fiscal year 1998. Steady job growth, among other positive economic factors, has translated to increased reserves in Ohio's Budget Stabilization Fund, while the State has increased spending in areas of need, specifically education.


        Scudder Ohio Tax Free Fund:
        Performance Exceeding the Averages
        (Average annual returns for periods ended March 31, 1998)
        ----------------------------------------------------------------

                       Scudder
                      Ohio Tax
                      Free Fund   Lipper              Number   Percentile
        Period         Return     Average    Rank    of Funds     Rank
        -----------------------------------------------------------------
        1 Year         10.08%      9.59%      12   of   52      Top 23%
        -----------------------------------------------------------------
        3 Years         7.82%      7.08%       7   of   47      Top 15%
        -----------------------------------------------------------------
        5 Years         6.53%      6.15%       3   of   26      Top 12%
        -----------------------------------------------------------------
        10 Years        8.22%      7.84%       4   of   12      Top 33%
        -----------------------------------------------------------------

        Past performance does not guarantee future results.

                         6 - Scudder Ohio Tax Free Fund

The strength of Ohio's economy is being supported by employment growth in the service sector, specifically business and health services. Overall job growth brought the State's unemployment rate down to 4.0% as of January, 1998, 85% of the national average. Ohio's per capita income levels have been growing more than the national average: Per capita income in 1996 was $23,537, or 97% of the national average, compared with per capita income of $17,548 in 1990. Given the strength of Ohio's economy and financial position, we believe the State's economic and credit prospects are stable and should improve over the coming months.

                                Steady Growth and
                                  Low Inflation

The long-running U.S. economic scenario of moderate growth and low inflation forges on. Asia, expected by many to export its way out of economic crisis and in doing so derail U.S. growth, has so far increased exports only modestly. At the same time, the U.S. bond market has benefited from Federal Reserve inaction on interest rates, falling commodity prices, mixed economic statistics, and portfolio rebalancing by investors who have acted to reduce the overweighting of stocks in their portfolios. Moreover, the municipal bond market has enjoyed its first significant increase in investor interest in four years. During the Fund's most recent fiscal year, yields of 10-year Treasury bonds declined 1.3 percentage points and their prices rose 9.3%, while yields of comparable municipal bonds declined almost three quarters of a percentage point and their prices increased 5.2%.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:

Municipal Yields Compared with Inflation
March 31, 1995 - March 31, 1998

LINE CHART DATA:

 -----------------------------------------------------
                                   10-year
                   CPI         municipal bonds
 -----------------------------------------------------
 3/95              2.73%            4.65%
                   2.90             5.00
                   2.95             5.15
 1/96              2.99             5.00
                   3.04             4.85
                   2.50             5.10
                   2.23             4.75
 1/97              2.08             4.50
                   1.84             4.60
                   1.60             4.20
                   1.40             4.30
 3/98              1.40             4.50


(Chart indicates a 3.10% spread between the 10-year municipal bonds at 4.50% (3/98) and the CPI at 1.40% (3/98).)

Municipal yields represented by 10-year, AAA-rated municipal bonds.

Inflation represented by CPI (Consumer Price Index).

Sources:  Salomon Brothers; Datastream
----------


It's important to note that in the current environment of lower municipal bond yields, "real" interest rates -- interest rates minus increases in the CPI, a recognized barometer of inflation -- have rarely been higher. Real interest rates depict the level of income bondholders actually earn, taking into account the erosion in value of their principal from inflation. The chart above illustrates the widening gap between yield levels and inflation since March 1995.

                                Noncallable Bonds
                                 Remain a Focus

As a means of locking in a substantial income stream for Scudder Ohio Tax Free Fund over time, we continue to emphasize 10- to 15-year noncallable bonds. As of March 31, 30% of the Fund's securities had maturities in this range. During the


                         7 - Scudder Ohio Tax Free Fund

Fund's most recent fiscal year, we sold bonds with weaker call protection and purchased additional noncallable bonds that were attractively priced. We also continue to look for opportunities to add high yielding BBB-rated and non-rated bonds to the portfolio. Higher yielding bonds, while carrying some additional credit risk, generally exhibit less interest rate sensitivity than municipal bonds rated A or above. The Fund purchased additional nonrated issues during its most recent fiscal year; overall, it held 24% of bonds in the BBB-rated and nonrated categories as of the end of March. (For a summary of the Fund's quality, diversification, and maturity structure, see page 5.) Lastly, our continuing goal is to have an average effective maturity similar to that of the Lehman Brothers Municipal Bond Index, the Fund's benchmark, but with a superior, call-protected structure. As of March 31, the Fund's average effective maturity was approximately 8.5 years.

Overall portfolio quality remains high, with over 75% of portfolio securities rated A or better at the close of the period. We continue to invest in a broad selection of Ohio municipal bonds, including hospital/health, higher education, and water/sewer revenue bonds.

Over the long term, we seek to provide a competitive level of federal and state tax-exempt income for Fund investors -- with total return as an additional objective -- by concentrating on three broad categories of Ohio municipal bonds:

o Noncallable bonds, which an issuer cannot redeem before the maturity date. When interest rates fall, bond issuers tend to reduce their borrowing expenses by redeeming existing "callable" bonds and issuing new securities that pay lower interest rates. Noncallable bonds provide a relatively stable stream of income and solid price appreciation potential over time. As of March 31, 55% of bonds the Fund held were noncallable.

o Steeply discounted callable bonds, which are unlikely to be subject to early redemption at par value by their issuers.

o "Cushion" bonds. We balance the Fund's long-maturity bonds by purchasing so-called cushion bonds -- bonds with high coupons that compensate investors for the fact that they can be redeemed by their issuer in a relatively short time.

                                     Outlook

In the words of Federal Reserve Chairman Greenspan, the U.S. economy delivered "exemplary performance" in 1997, with real GNP growth of 3.8%. We believe this level of growth will be difficult to maintain in 1998 because of two current drags on the economy -- burdensome consumer debt, and a high level of corporate write-offs -- and one that still looms -- possible economic fallout from Asia's troubles. Any slowdown from current levels of growth would provide a basis for a sustained decline in interest rates and favorable bond market performance. At the same time, we expect that the Fed will stand ready to raise interest rates at the first sign of runaway growth.


                         8 - Scudder Ohio Tax Free Fund

We will continue our focus on 10-15 year noncallable municipal bonds as we seek to boost yield and achieve attractive long-term returns for our investors. At the same time, we will attempt to limit volatility by maintaining a neutral average maturity and high overall credit quality as we pursue double-tax-free income and competitive total return for Scudder Ohio Tax Free Fund shareholders.

Sincerely,

Your Portfolio Management Team

/s/Christopher Mier         /s/Rebecca L. Wilson

Christopher Mier            Rebecca L. Wilson



                           Scudder Ohio Tax Free Fund:
                                     A Team
                              Approach to Investing

Scudder Ohio Tax Free Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

Lead Portfolio Manager Christopher J. Mier assumed responsibilities for the Fund's day-to-day management and investment strategies in January 1998. Mr. Mier, who joined the Adviser in 1986, has more than 20 years of experience in municipal investing and portfolio management. Rebecca L. Wilson, Portfolio Manager, became a member of the team in 1998. Ms. Wilson, who joined the Adviser in 1986, has 12 years of experience in municipal investing and research.


                         9 - Scudder Ohio Tax Free Fund

                          Glossary of Investment Terms

 BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

 GENERAL OBLIGATION BOND          A municipal bond backed by the "full faith
                                  and credit" (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

 INFLATION                        An overall increase in the prices of goods
                                  and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace
                                  -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

 MUNICIPAL BOND                   An interest-bearing debt security issued by a
                                  state or local government entity.

 NET ASSET VALUE (NAV)            The price per share of a mutual fund based on
                                  the sum of the market value of all the
                                  securities owned by the fund divided by the number of outstanding shares.

 TAXABLE EQUIVALENT YIELD         The level of yield a fully taxable instrument
                                  would have to provide to equal that of a tax-free municipal bond on an after-tax basis.

 30-DAY SEC YIELD                 The standard yield reference for bond funds,
                                  based on a formula prescribed by the SEC.
                                  This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

 TOTAL RETURN                     The most common yardstick to measure the
                                  performance of a fund. Total return
                                  --annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                        10 - Scudder Ohio Tax Free Fund

                    Investment Portfolio as of March 31, 1998

                                                                                                    Credit
                                                                                 Principal        Rating (b)         Market
                                                                                Amount ($)        (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 2.3%
------------------------------------------------------------------------------------------------------------------------------
OHIO
Cuyahoga County, OH, Health & Education, University Hospital of Cleveland, Daily
  Demand Note, 3.95%, 1/1/16* ...................................................   900,000          MIG1              900,000
Franklin County, OH, Health System, St. Anthony's Medical Center, Daily Demand
  Note, 3.7%, 7/1/15* ...........................................................   400,000          MIG1              400,000
Ohio Air Quality Development Authority, Cincinnati Gas and Electric, Daily
  Demand Note, 4%, 12/1/15* .....................................................   300,000          A1+               300,000
Ohio Air Quality Development Authority Revenue, Cincinnati Gas and Electric,
  Daily Demand Note, 3.7%, 9/1/30* ..............................................   500,000          A1+               500,000
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $2,100,000)                                                             2,100,000
------------------------------------------------------------------------------------------------------------------------------

Long-Term Municipal Investments 97.7%
------------------------------------------------------------------------------------------------------------------------------
OHIO
Beavercreek, OH, Local School District, General Obligation, 6.6%, 12/1/15 (c) ... 1,000,000          AAA             1,197,476
Butler County, OH, Transportation Improvement District, Series 1997A, 6%,
  4/1/10 (c) .................................................................... 1,500,000          AAA             1,661,565
Cleveland, OH, Waterworks Improvement, First Mortgage Revenue, Series 1992 F,
  6.25%, 1/1/07 (c) ............................................................. 1,000,000          AAA             1,085,660
Cleveland, OH, Public Power System Improvement Revenue, Series 1994 A, Zero
  Coupon, 11/15/09 (c) .......................................................... 2,250,000          AAA             1,309,793
Cleveland, OH, Urban Renewal Tax Increment Rock & Roll Hall of Fame and Museum
  Project, 6.75%, 3/15/18 ....................................................... 1,000,000          NR              1,057,800
Cleveland, OH, General Obligation:
  5.3%, 9/1/08 (c) .............................................................. 2,000,000          AAA             2,124,980
  Series 1993, 5.375%, 9/1/09 (c) ............................................... 1,700,000          AAA             1,811,265
  Series A, 6.3%, 7/1/06 (c) .................................................... 1,000,000          AAA             1,100,110
Cleveland, OH, Parking Facility Revenue, 6%, 9/15/09 (c) ........................ 1,385,000          AAA             1,554,815
Cleveland, OH, Public Power System Improvement Revenue, Series B, 7%, 11/15/17 ..   750,000          A                 819,728
Cleveland, OH, Public Power System Revenue, Series 1996-1, 6%, 11/15/11 (c) ..... 1,050,000          AAA             1,183,854
Columbus, OH, General Obligation, Unlimited Tax, Sewer Improvement, 6%, 5/1/13 .. 1,000,000          AAA             1,097,920
Cuyahoga County, OH, General Obligation, Jail Facilities, Series 1991, ETM,
  Zero Coupon, 10/1/02*** ....................................................... 1,500,000          NR              1,233,735
Cuyahoga County, OH, Hospital Facilities Revenue, Health Cleveland Inc., Series
  1993, 6.25%, 8/15/10 .......................................................... 1,000,000          A               1,071,810
Cuyahoga County, Port Authority Revenue, Port Revenue Docks PS-1, Series 1997,
  6%, 3/1/07 .................................................................... 1,000,000          NR              1,024,900

    The accompanying notes are an integral part of the financial statements.


                         11 - Scudder Ohio Tax Free Fund

                                                                                                    Credit
                                                                                 Principal        Rating (b)         Market
                                                                                Amount ($)        (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Dublin, OH, City School District, Capital Appreciation, Series 1998, Zero
  Coupon, 12/1/11 (c) ........................................................... 1,000,000          AAA               513,280
Fairfield, OH, City School District, 7.2%, 12/1/09 (c) .......................... 1,000,000          AAA             1,195,400
Franklin County, OH, Health Care Facilities, Revenue Refunding, Ohio
  Presbyterian Services:
   Series 1997, 5.25%, 7/1/08 ...................................................   500,000          NR                 507,485
   Series 1997, 5.5%, 7/1/17 .................................................... 1,000,000          NR                 988,800
Franklin County, OH, Riverside United Methodist Hospital, Series A, 5.75%,
  5/15/12 ....................................................................... 1,950,000          AA              2,042,547
Gateway Economic Development Corporation of Cleveland, OH, Stadium Revenue,
  6.5%, 9/15/14 ................................................................. 4,000,000          NR              4,189,560
Gateway Economic Development Corporation of Cuyahoga County, OH, Excise Tax:
  Series 1990, 7.2%, 9/1/01 ..................................................... 2,550,000          A               2,671,890
  Series 1990, 7.5%, 9/1/05 ..................................................... 1,500,000          A               1,656,660
Hamilton County, OH, Health System Revenue, Franciscan Sisters of the Poor
  Health System, Providence Hospital, Series 1992, 6.8%, 7/1/08 ................. 2,000,000          BBB             2,158,140
Hamilton County, OH, Hospital Facilities Revenue, Christ Hospital, Series
  1991 B, 6.625%, 1/1/06 (c) .................................................... 1,000,000          AAA             1,064,950
Hamilton County, OH, Sewer System Revenue:
  Series 1991 A, Unrefunded, 6.4%, 12/1/05 ......................................   530,000          AA                573,540
  Series 1991 A, Prerefunded 6/1/01, 6.4%, 12/1/05 ..............................   220,000          AAA               238,711
  Improvement and Refunding, 5.45%, 12/1/09 (c) ................................. 1,000,000          AAA             1,075,080
Hilliard, OH, School District, Series 1996A, Zero Coupon, 12/1/12 (c) ........... 1,655,000          AAA               797,528
Huber Heights, OH, Water System Revenue, Capital Appreciation, Zero Coupon,
  12/1/12 ....................................................................... 1,005,000          AAA               484,299
Lorain County, OH, Hospital Refunding Revenue:
  EMH Regional Medical Center, 5%, 11/1/07 (c) .................................. 1,000,000          AAA             1,040,120
  Humility of Mary Health Care System, Series A, 5.9%, 12/15/08 ................. 1,000,000          A               1,095,220
Lorain, OH, Hospital Authority Refunding Revenue, Lakeland Community Hospital
  Inc., 6.5%, 11/15/12 .......................................................... 1,000,000          A               1,131,730
Lucas County, OH, Hospital Revenue, Flower Hospital, Series 1993, 6.125%,
  12/1/13 ....................................................................... 1,375,000          BBB             1,524,311
Mahoning County, OH, General Obligation, Limited Tax, 6.6%, 12/1/06 (c) ......... 1,100,000          AAA             1,209,241
Miami County, OH, Hospital Facilities, Revenue Refunding, Upper Valley Medical
  Center, 6.25%, 5/15/13 ........................................................ 1,000,000          BBB             1,064,340
North Olmstead, OH, General Obligation, 6.2%, 12/1/11 (c) ....................... 1,000,000          AAA             1,125,650
North Olmstead, OH, General Obligation, 6.25%, 12/15/12 (c) ..................... 1,500,000          AAA             1,637,760

    The accompanying notes are an integral part of the financial statements.


                         12 - Scudder Ohio Tax Free Fund

                                                                                                    Credit
                                                                                 Principal        Rating (b)         Market
                                                                                Amount ($)        (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Refunding:
  5.5%, 11/15/12 (c) ............................................................ 1,550,000          AAA             1,626,245
  5.6%, 11/15/13 (c) ............................................................ 1,000,000          AAA             1,054,980
Ohio Air Quality Development Authority, Pollution Control Revenue, Cleveland
  Electric Company, 8%, 12/1/13 (c) ............................................. 1,250,000          AAA             1,440,388
Ohio General Obligation, Series 1994, 6%, 8/1/10 ................................ 1,000,000          AA              1,127,560
Ohio Higher Education Facilities Revenue:
  Case Western Reserve University, Refunding, 6.5%, 10/1/20 ..................... 2,250,000          AA              2,695,950
  Oberlin College Project, Prerefunded 10/1/99, 7.1%, 10/1/12** .................   485,000          AAA               517,364
Ohio Higher Educational Facility Commission, Refunding Revenue, Case Western
  Reserve University, 6%, 10/1/14 ............................................... 1,000,000          AA              1,128,360
Ohio Housing Finance Agency, Single-Family Mortgage Revenue, Series 1990 F,
  7.6%, 9/1/16 .................................................................. 1,230,000          AAA             1,306,617
Ohio Liquor Profits Refunding Bonds, Economic Development Revenue, Series 1989,
  6.85%, 3/1/00 (c) ............................................................. 1,000,000          AAA             1,054,590
Ohio Public Facilities Commission, Higher Educational Capital Facilities
  Revenue, Series 2B, 5.4%, 11/1/07 (c) ......................................... 2,000,000          AAA             2,108,040
Ohio State Building Authority:
  Correctional Facilities Revenue, Series 1991 A, 6.5%, 10/1/04 ................. 1,000,000          A               1,091,090
  Juvenile Correction Facilities, 6%, 10/1/06 ................................... 1,555,000          A               1,725,195
  Toledo Government Office Building, Series A, 8%, 10/1/07 ......................   500,000          AAA               584,645
  Worker's Compensation Facilities, William Green Building, Series 1993 A,
     4.75%, 4/1/14 .............................................................. 1,000,000          A                 960,970
Ohio State Higher Education Facility:
  Prerefunded on 12/1/00, 7.25%, 12/1/12 (c)** ..................................   800,000          AAA               880,384
  Series 1997a, Step-up Coupon 0% to 7/1/00, 6.5% to 7/1/08 ..................... 2,325,000          AA              2,384,102
  Unrefunded, 7.25%, 12/1/12 (c) ................................................   200,000          AAA               218,536
Ohio Water Development Authority:
  5.875%, 9/1/20 ................................................................ 1,000,000          AAA             1,008,890
  Pollution Control Revenue, Ohio Edison Company Project, Series 1989 A, 7.625%,
     07/1/23 .................................................................... 1,140,000          BBB             1,195,917
Olmsted Falls, OH, City School District, General Obligation, Series 1991, 7.05%,
  12/15/11 (c) .................................................................. 1,000,000          AAA             1,119,060
Rocky River, OH, City School District, School Improvement, Series 1998, 5.375%,
  12/1/17 ....................................................................... 1,000,000          AAA             1,042,690
Strongsville, OH, City School District, General Obligation, 5.35%, 12/1/11 (c) .. 1,000,000          AAA             1,064,930
Summit County, OH, General Obligation, 6.4%, 12/1/14 (c) ........................ 1,000,000          AAA             1,123,180

    The accompanying notes are an integral part of the financial statements.


                         13 - Scudder Ohio Tax Free Fund

                                                                                                    Credit
                                                                                 Principal        Rating (b)         Market
                                                                                Amount ($)        (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
University of Cincinnati, OH, General Receipts, Series 1998T, 5.5%, 6/1/11 ...... 1,110,000          AA              1,182,872
Warren County, OH, Water Improvement, General Obligation, The P&G Project,
  Series 1995, 5.25%, 12/1/16 ................................................... 1,720,000          AA              1,736,564
PUERTO RICO
Puerto Rico Aqueduct and Sewer Authority, Revenue Refunding, 6%, 7/1/09 ......... 1,000,000          A               1,106,960
Puerto Rico Commonwealth, Highway & Transportation Authority, Series W, 5.5%,
  7/1/13 (c) .................................................................... 1,000,000          AAA             1,073,880
Puerto Rico Electric Power Authority, Series 1994S, 6.125%, 7/1/09 (c) .......... 2,000,000          AAA             2,272,900
Puerto Rico, General Obligation:
  Public Improvement, Prerefunded 7/1/02, 6.6%, 7/1/13 (c)** .................... 1,000,000          AAA             1,109,560
  Public Improvement Refunding, 5.4%, 7/1/07 .................................... 1,500,000          A               1,591,785
University of Puerto Rico, University Systems, Series N, 6.25%, 6/1/08 (c) ...... 1,000,000          AAA             1,142,320
VIRGIN ISLANDS
Virgin Islands Public Finance Authority:
  General Obligation, Matching Fund Loan Notes, Series A, 7.25%, 10/1/18 ........ 1,000,000          NR              1,119,440
  Highway Revenue, Series 1989, 7.7%, 10/1/04 ................................... 1,000,000          BBB             1,056,530
------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $84,629,327)                                                            91,174,147
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $86,729,327) (a)                                                         93,274,147
------------------------------------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $86,729,327. At March 31, 1998, net unrealized appreciation for all securities based on tax cost was $6,544,820. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $6,562,599 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $17,779.

  (b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) have been determined by the Investment Adviser to be of comparable quality to rated eligible securities.

  (c) Bond is insured by one of these companies: AMBAC, FGIC, FSA or MBIA.

    * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

   ** Prerefunded: Bonds which are prerefunded are collateralized by U.S.
      Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

  *** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

    The accompanying notes are an integral part of the financial statements.


                         14 - Scudder Ohio Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                              as of March 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $86,729,327) .................     $  93,274,147
                 Cash .................................................................             3,707
                 Interest receivable ..................................................         1,361,495
                 Receivable for Fund shares sold ......................................             4,783
                 Other assets .........................................................             1,141
                                                                                           ----------------
                 Total assets .........................................................        94,645,273
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Dividends payable ....................................................           133,796
                 Payable for Fund shares redeemed .....................................             1,984
                 Accrued management fee ...............................................            27,896
                 Other payables and accrued expenses ..................................            30,815
                                                                                           ----------------
                 Total liabilities ....................................................           194,491
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  94,450,782
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Net unrealized appreciation on investments ...........................         6,544,820
                 Accumulated net realized loss ........................................           (47,600)
                 Paid-in capital ......................................................        87,953,562
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  94,450,782
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($94,450,782 / 6,989,251 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) ........................................................           $13.51
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                         15 - Scudder Ohio Tax Free Fund

                             Statement of Operations

                            year ended March 31, 1998

Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest .............................................................     $   4,986,967
                                                                                           -----------------
                 Expenses:
                 Management fee .......................................................           532,714
                 Services to shareholders .............................................            84,079
                 Custodian and accounting fees ........................................            58,231
                 Trustees' fees and expenses ..........................................            16,447
                 Auditing .............................................................            33,712
                 Reports to shareholders ..............................................            24,879
                 Legal ................................................................             3,449
                 Registration fees ....................................................             5,942
                 Other ................................................................             7,069
                                                                                           -----------------
                 Total expenses before reductions .....................................           766,522
                 Expense reductions ...................................................          (306,335)
                                                                                           -----------------
                 Expenses, net ........................................................           460,187
                --------------------------------------------------------------------------------------------
                 Net investment income                                                          4,526,780
                --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from investment transactions ................           306,818
                 Net unrealized appreciation (depreciation) on investments
                   during the period ..................................................         3,652,599
                --------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                     3,959,417
                --------------------------------------------------------------------------------------------
                --------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $   8,486,197
                --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                         16 - Scudder Ohio Tax Free Fund

                       Statements of Changes in Net Assets

                                                                                         Years Ended March 31,
Increase (Decrease) in Net Assets                                                        1998              1997
-----------------------------------------------------------------------------------------------------------------------------------
               Operations:
               Net investment income ...........................................    $   4,526,780     $   4,446,028
               Net realized gain (loss) from investment transactions ...........          306,818           192,252
               Net unrealized appreciation (depreciation) on investment
                 transactions during the period ................................        3,652,599           (39,047)
                                                                                   ----------------   ---------------
               Net increase (decrease) in net assets resulting from
                 operations ....................................................        8,486,197         4,599,233
                                                                                   ----------------   ---------------
               Distributions to shareholders:
               From net investment income ......................................       (4,526,780)       (4,446,028)
                                                                                   ----------------   ---------------
               From net realized gains from investment transactions ............         (199,673)         (249,065)
                                                                                   ----------------   ---------------
               Fund share transactions:
               Proceeds from shares sold .......................................       16,384,923        15,734,963
               Net asset value of shares issued to shareholders in
                 reinvestment of distributions .................................        3,073,201         3,010,355
               Cost of shares redeemed .........................................      (12,876,095)      (18,190,160)
                                                                                   ----------------   ---------------
               Net increase (decrease) in net assets from Fund share
                 transactions ..................................................        6,582,029           555,158
                                                                                   ----------------   ---------------
               Increase (decrease) in net assets ...............................       10,341,773           459,298
               Net assets at beginning of period ...............................       84,109,009        83,649,711
                                                                                   ----------------   ---------------
               Net assets at end of period .....................................    $  94,450,782     $  84,109,009
                                                                                   ----------------   ---------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------------
               Increase (decrease) in Fund shares
               Shares outstanding at beginning of period .......................        6,502,200         6,457,717
                                                                                   ----------------   ---------------
               Shares sold .....................................................        1,228,133         1,211,448
               Shares issued to shareholders in reinvestment of
                 distributions .................................................          229,548           230,889
               Shares redeemed .................................................         (970,630)       (1,397,854)
                                                                                   ----------------   ---------------
               Net increase (decrease) in Fund shares ..........................          487,051            44,483
                                                                                   ----------------   ---------------
               Shares outstanding at end of period .............................        6,989,251         6,502,200
                                                                                   ----------------   ---------------

    The accompanying notes are an integral part of the financial statements.


                         17 - Scudder Ohio Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                    Years Ended March 31,
                                        1998      1997      1996      1995      1994      1993     1992     1991     1990     1989
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of         ---------------------------------------------------------------------------------------------
   period ..........................   $12.94    $12.95    $12.77    $12.68    $13.13    $12.47   $12.14   $11.97   $11.94   $11.65
Income from investment operations:    ---------------------------------------------------------------------------------------------
Net investment income ..............      .68       .68       .69       .70       .70       .72      .75      .78      .82      .79
Net realized and unrealized gain
   (loss) on investment transactions      .60       .03       .30       .13      (.35)      .85      .36      .23      .10      .36
                                      ---------------------------------------------------------------------------------------------
Total from investment operations ...     1.28       .71       .99       .83       .35      1.57     1.11     1.01      .92     1.15
                                      ---------------------------------------------------------------------------------------------
Less distributions from:
Net investment income ..............     (.68)     (.68)     (.69)     (.70)     (.70)     (.72)    (.75)    (.78)    (.82)    (.84)
Net realized gains on investment
   transactions ....................     (.03)     (.04)     (.12)       --      (.08)     (.19)    (.03)    (.06)    (.07)    (.02)
In excess of net realized gains ....       --        --        --      (.04)     (.02)       --       --       --       --       --
                                      ---------------------------------------------------------------------------------------------
Total distributions ................     (.71)     (.72)     (.81)     (.74)     (.80)     (.91)    (.78)    (.84)    (.89)    (.86)
                                      ---------------------------------------------------------------------------------------------
Net asset value, end of               ---------------------------------------------------------------------------------------------
   period ..........................   $13.51    $12.94    $12.95    $12.77    $12.68    $13.13   $12.47   $12.14   $11.97   $11.94
-----------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ...............    10.08      5.58      7.85      6.82      2.48     13.04     9.33     8.75     7.80    10.83
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ....................       94        84        84        78        80        69       51       37       25       12
Ratio of operating expenses, net to
   average daily net assets (%) ....      .52       .50       .50       .50       .50       .50      .50      .50      .50      .50
Ratio of operating expenses before
   expense reductions, to average
   daily net assets (%) ............      .86       .88       .89       .91       .90       .95     1.03     1.21     1.62     2.14
Ratio of net investment income to
   average daily net assets (%) ....     5.09      5.23      5.30      5.59      5.23      5.61     6.05     6.50     6.74     7.13
Portfolio turnover rate (%) ........      4.9       9.7      19.6      19.9      12.2      34.7     13.2     22.6     15.9     35.7

(a) Total returns would have been lower had certain expenses not been reduced.


                         18 - Scudder Ohio Tax Free Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Ohio Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently six series in the Trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.


                         19 - Scudder Ohio Tax Free Fund

                      B. Purchases and Sales of Securities

For the year ended March 31, 1998, purchases and sales of long-term municipal securities aggregated $9,671,839 and $4,189,480, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund agrees to pay the Adviser a fee equal to an annual rate of approximately 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The Adviser had agreed not to impose all or a portion of its management fee and to maintain the annualized expenses of the Fund at not more than 0.50% of average daily net assets until January 31, 1998 and at not more than 0.60% of average daily net assets for the period from February 1, 1998 to July 31, 1998. For the year ended March 31, 1998, the Adviser imposed fees amounting to $226,379 of which $27,896 was unpaid at March 31, 1998 and the portion not imposed amounted to $306,335 for the year ended March 31, 1998.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. For the year ended March 31, 1998, the amount charged to the Fund by SSC aggregated $58,657 of which $4,622 was unpaid at March 31, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended March 31, 1998, the amount charged to the Fund by SFAC aggregated $36,000, of which $3,000 was unpaid at March 31, 1998.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended March 31, 1998, Trustees' fees and expenses charged to the Fund aggregated $16,447.


                         20 - Scudder Ohio Tax Free Fund

                        Report of Independent Accountants

To the Trustees of Scudder State Tax Free Trust and the Shareholders of Scudder Ohio Tax Free Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Ohio Tax Free Fund, including the investment portfolio, as of March 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Ohio Tax Free Fund as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
May 4, 1998


                         21 - Scudder Ohio Tax Free Fund

                                 Tax Information

The Fund paid distributions of $.03 per share from net long-term capital gains during its year ended March 31, 1998, of which 0% represents 20% rate gains. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $220,000 as capital gain dividends for its year ended March 31, 1998, of which 100% represents 20% rate gains.

Of the dividends paid by the Fund from net investment income for the year ended March 31, 1998, 100% constituted exempt interest dividends for regular federal income tax and Ohio personal income tax purposes.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; Executive Fellow, Center
for Business Ethics, Bentley
College; President, Driscoll
Associates

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University, College of Business
Administration

Kathryn L. Quirk*
Trustee; Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Donald C. Carleton*
Vice President

Philip G. Condon*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Jeremy L. Ragus*
Vice President

Rebecca Wilson*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                        22 - Scudder Ohio Tax Free Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Ohio Tax Free Fund (the "Fund") was held on October 24, 1997, at the office of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

         For           Against         Abstain         Broker Non-Votes*
         ---           -------         -------         -----------------

      4,851,509        131,162         244,363                 0

2.    To elect Trustees.


                                                    Number of Votes:
                                                    ----------------

                      Trustee                For                      Withheld
                      -------                ---                      --------

         Henry P. Becton, Jr.             5,060,557                   166,476

         Dawn-Marie Driscoll              5,051,769                   175,265

         Peter B. Freeman                 5,070,845                   156,188

         George M. Lovejoy, Jr.           5,042,824                   184,209

         Wesley W. Marple, Jr.            5,048,655                   178,378

         Daniel Pierce                    5,073,300                   153,733

         Kathryn L. Quirk                 5,058,650                   168,383

         Jean C. Tempel                   5,073,735                   153,298

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:
                                ----------------

         For           Against         Abstain         Broker Non-Votes*
         ---           -------         -------         -----------------

      4,402,425        341,021         281,052              202,537


                        23 - Scudder Ohio Tax Free Fund

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:
                                ----------------

         For            Against        Abstain         Broker Non-Votes*
         ---            -------        -------         -----------------

      4,556,029         310,075        280,949              148,151

5. To approve the revision of certain fundamental investment policies.


                                                                      Number of Votes:
                                                                      ----------------
                                                                                                     Broker
             Fundamental Policies                 For             Against          Abstain         Non-Votes*
             --------------------                 ---             -------          -------         ----------

         5.1   Diversification                 4,482,289          231,875          310,334           202,537
         5.2   Borrowing                       4,472,343          241,821          310,334           202,537
         5.3   Senior securities               4,459,340          254,824          310,334           202,537
         5.4   Concentration                   4,467,204          246,960          310,334           202,537
         5.5   Loans                           4,482,289          231,875          310,334           202,537
         5.6   Underwriting of securities      4,482,289          231,875          310,334           202,537
         5.7   Investment in real estate       4,482,289          231,875          310,334           202,537
         5.8   Purchase of physical            4,481,736          232,428          310,334           202,537
               commodities
         5.9   Investment in Ohio              4,482,289          231,875          310,334           202,537
               municipal securities
         5.10  Tax diversification             4,482,289          231,875          310,334           202,537

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

             For                      Against                    Abstain
             ---                      -------                    -------

          4,935,109                    64,556                    227,368

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                        24 - Scudder Ohio Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                         25 - Scudder Ohio Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                         26 - Scudder Ohio Tax Free Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                        27 - Scudder Ohio Tax Free Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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